SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                                   FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                        August 6, 2004 (August 4, 2004)
               Date of report (Date of earliest event reported)


                            ALLEGHENY ENERGY, INC.
              (Exact name of registrant as specified in charter)


             Maryland                     1-267                13-5531602
   (State or Other Jurisdiction      (Commission File        (IRS Employer
        of Incorporation)                Number)          Identification No.)


                 800 Cabin Hill Drive
               Greensburg, Pennsylvania                        15601-1689
     (Address of principal executive of offices)               (Zip code)


       Registrants telephone number including area code: (724) 837-3000


                                      N/A
         (Former Name or former address if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure

         On August 4, 2004, Allegheny Energy, Inc. announced that its subsidiary, Monongahela Power Company, has signed a definitive agreement to sell its natural gas operations in West Virginia to a partnership composed of IGS Utilities LLC, IGS Holdings LLC and affiliates of ArcLight Capital Partners, LLC. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         On August 4, 2004, Allegheny Energy, Inc. announced that it has entered into multi-year coal supply agreements with CONSOL Energy Inc. A copy of the press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

         On August 4, 2004, Allegheny Energy, Inc. issued a press release announcing the appointment of Edward Dudzinski as Vice President of Human Resources. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is incorporated by reference into this Item.


Item 7.  Financial Statements and Exhibits

         (c)      Exhibits

         Exhibit Number            Description
         --------------            -----------

         99.1 Press release issued by Allegheny Energy, Inc. on August 4, 2004 announcing the sale of its natural gas operations in West Virginia.

         99.2 Press release issued by Allegheny Energy, Inc. on August 4, 2004 announcing new coal supply agreements.

         99.3 Press release issued by Allegheny Energy, Inc. on August 4, 2004, announcing the appointment of Edward Dudzinski as Vice President of Human Resources.

                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ALLEGHENY ENERGY, INC.


Dated:  August 5, 2004                      By:  /s/ David B. Hertzog
                                                 ----------------------------
                                            Name:   David B. Hertzog
                                            Title:  Vice President and
                                                    General Counsel

                                 EXHIBIT INDEX

Exhibit Number                    Description
--------------                    -----------

99.1 Press release issued by Allegheny Energy, Inc. on August 4, 2004 announcing the sale of its natural gas operations in West Virginia.

99.2 Press release issued by Allegheny Energy, Inc. on August 4, 2004 announcing new coal supply agreements.

99.3 Press release issued by Allegheny Energy, Inc. on August 4, 2004, announcing the appointment of Edward Dudzinski as Vice President of Human Resources.